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                                                                  Exhibit - 21.1


                             MELLON BANK CORPORATION
                   PRIMARY SUBSIDIARIES OF THE CORPORATION (a)
                                DECEMBER 31, 1998


Boston Group Holdings, Inc.
State of Incorporation:  Delaware

         o    The Boston Company, Inc.
              State of Incorporation:  Massachusetts

              oo  Boston Safe Deposit and Trust Company
                  State of Incorporation:  Massachusetts

Buck Consultants, Inc.
State of Incorporation:  New York

Mellon Bank, N.A.
Incorporation:  United States

         o    Cornice Holding Company, Inc.
              State of Incorporation:  Colorado

              oo  Founders Asset Management, LLC (90% ownership)
                  State of Organization:  Colorado

         o    Mellon Leasing Corporation
              State of Incorporation:  Pennsylvania

         o    Mellon Mortgage Company
              State of Incorporation:  Colorado

         o    Dreyfus Brokerage Services, Inc.
              State of Incorporation:  California

         o    The Dreyfus Corporation
              State of Incorporation:  New York

Mellon Bank (DE) National Association
Incorporation:  United States

Mellon Bank (MD) National Association
Incorporation:  United States

Mellon 1st Business Corporation
State of Incorporation:  California

(a) This listing includes all significant subsidiaries as defined in Rule 1-02(w) of Regulation S-X, as well as other selected subsidiaries.


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                                                                  Exhibit - 21.1
                                                                     (continued)



                             MELLON BANK CORPORATION
                     PRIMARY SUBSIDIARIES OF THE CORPORATION
                                DECEMBER 31, 1998



Mellon United National Bank
Incorporation:  United States

MBC Investments Corporation
State of Incorporation:  Delaware

         o    Neptune, LLC
              State of Organization:  Delaware

              oo  Newton Asset Management Limited (75% ownership)
                  Incorporation:  Great Britain






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